USAA MUTUAL FUNDS TRUST
SUPPLEMENT DATED SEPTEMBER 30, 2016
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 1, 2016
Global Equity Income Fund Shares (UGEIX)
Global Equity Income Fund Institutional Shares (UIGEX)
Target Managed Allocation Fund (UTMAX)

This Supplement updates certain information contained in the above-referenced Statement of Additional Information.
The following disclosure hereby is added above “Portfolio Turnover Rates” found on page 31 in the PORTFOLIO TRANSACTIONS section:
Brokerage Commissions
During the last fiscal year ended March 31, the Funds paid the following aggregate brokerage fees:
Fund	2016
Global Equity Income Fund	$27,011
Target Managed Allocation Fund	$216,909
98593-0916